Exhibit 10(b)

INDEPENDENT AUDITORS’ CONSENT

We consent to the use in Pre-Effective Amendment No. 4 to Registration Statement No. 333-92404 on Form N-1A of our report dated October 17, 2002 on Merrill Lynch Basic Value Principal Protected Fund of Merrill Lynch Principal Protected Trust and to the reference to us under the caption “Independent Auditors”, both of which appear in the Statement of Additional Information, which is part of such Registration Statement.

/s/ Deloitte &Touche LLP

New York, New York October 24, 2002